[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)




          MFS(R) MANAGED
          SECTORS FUND
          SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 19
MFS' Year 2000 Readiness Disclosure ....................................... 24
Trustees and Officers ..................................................... 25



       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames
     Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura
     Toni Y. Shimura

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 39.48%, Class B shares 38.96%, and Class I shares 39.60%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 30.18% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 30.11% return for the average capital appreciation fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT WERE SOME OF THE FACTORS DRIVING THE FUND'S POSITIVE PERFORMANCE OVER THE PAST SIX MONTHS?

A. Early on, we recognized that we were likely to continue to be in a very selective market, one in which only a few stocks would yield above-average returns. So our job was to find companies with strong relative earnings growth that we believed would benefit from the supportive global interest-rate environment. The Fund's performance was also driven by a shift to high-quality growth stocks -- companies with strong franchises in dynamically growing markets such as technology, biotechnology, medical devices, and telecommunications. Some of these companies included EMC, Microsoft, MCI WorldCom, Guidant, Qwest Communications, and Sprint PCS.

Q. DURING THE MONTH OF FEBRUARY YOU REDUCED THE FUND'S WEIGHTING IN THE TECHNOLOGY SECTOR FROM 44% OF ASSETS TO 22%. WHY?

A. It is important to view that month in context. In the six-month period leading up to February, technology stocks were among the best-performing groups, appreciating 50% to 60% in many cases. In February, we reduced our weighting in this sector for several reasons. First, we thought that much of the better-than-expected strength in sales in the fourth quarter of 1998 was unsustainable because of potential slowdowns in purchases related to the Year 2000 issue. Second, we felt valuations in stocks prices relative to earnings were extremely high. Finally, interest rates were beginning to rise. This is not a positive for stocks with high price-to-earnings (P/E) ratios because, as interest rates rise, investors seek the higher relative safety of fixed-income securities. Thus, with deteriorating near-term fundamentals and a rising interest-rate environment, we thought it wise to reduce our exposure to the technology sector.

Q.  DO YOU STILL THINK TECHNOLOGY STOCKS ARE ATTRACTIVE?

A. Without a doubt, we believe technology stocks represent one of the most attractive long-term investment areas in the market. The wide range of technology companies that we follow -- in software, semiconductors, networking, and telecommunications -- has offered the highest earnings growth rates that we have been able to identify in the market. These companies provide technologies that help companies increase productivity, enhance global communications, and expand Internet infrastructure. We believe the Internet is likely to be one of the fastest-growing industries in the world over the next 10 to 15 years.

Q. YOU HAVE A FAIRLY LARGE WEIGHTING IN COMMUNICATIONS STOCKS. WHAT KIND OF COMPANIES ARE THEY?

A. Certain companies are uniquely positioned to take advantage of important trends taking place in telecommunications, including the need for high-speed data transmission and the increasing demand for data access. Recognizing these trends, we have identified a number of high- growth telecommunications companies that we think are benefiting from global deregulation and technological advances. These companies fall into two categories. The first includes alternative carriers such as Equant and Global Telesystems, which are benefiting from the growth of high-speed data services. The second includes cable television and related telecom equipment companies such as Comcast, MediaOne, and Time Warner, all of which play an important part in delivering the Internet to the consumer.

Q.  COULD YOU TALK ABOUT OTHER CHANGES YOU'VE MADE?

A. Searching for companies with strong franchises in high-growth markets has led us to change the nature of our holdings in a number of industries. In financial services, for example, we shifted from banks and insurance companies to brokerage firms such as Charles Schwab, Donaldson, Lufkin & Jenrette, and Morgan Stanley, Dean Witter. We feel these companies could show strong earnings growth from online trading or from a recovery in the emerging markets. In health care, we have moved away from slower-growth health maintenance organizations (HMOs) and health care service companies to biotechnology, medical devices, and emerging pharmaceutical companies such as Amgen, Biogen, and Sepracor, that have enjoyed strong sales growth driven by new technology. In leisure, we have also made a few changes, selling lodging and gaming companies and redirecting funds into cable TV companies that, as we mentioned, own much of the infrastructure for delivering the Internet to the consumer.

Q.  WHAT RISKS DO YOU SEE IN THE MARKET THAT COULD IMPACT THIS FUND?

A. There are several things we are monitoring closely. Although inflation seems subdued, the U.S. economy remains quite robust. Meanwhile, the rest of the world is trying to recover from recession or is experiencing very slow growth. In fact, global growth may be bottoming, a possible precursor to higher interest rates that, as we said, represent a potential risk to a market with high valuations. In such a market, any earnings disappointments can be disastrous. So, being on top of company fundamentals is vital to our attempt to avoid companies experiencing earnings shortfalls.

Q. WHAT'S YOUR OUTLOOK FOR THE EQUITY MARKETS GOING FORWARD, AND HOW ARE YOU POSITIONING THE FUND FOR THIS ENVIRONMENT?

A. More than any year in recent memory, we believe that 1999 will be a stock-picker's market. This is because valuations are extremely high, so we must be diligent in finding companies with the ability to maintain accelerating growth rates. Also, the large gains enjoyed by the market over the past six months need to be digested, which means only stocks of the exceptional companies may beat the broad market averages.

    /s/ Toni Y. Shimura

        Toni Y. Shimura
        Portfolio Manager



The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   TONI Y. SHIMURA IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE WORLD GROWTH SERIES AND THE EMERGING GROWTH SERIES, BOTH OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHIMURA JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, AND A PORTFOLIO MANAGER IN 1993. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS TO PROVIDE CAPITAL APPRECIATION. DIVIDEND
                             INCOME, IF ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     DECEMBER 29, 1986

  CLASS INCEPTION:           CLASS A  SEPTEMBER 20, 1993
                             CLASS B  DECEMBER 29, 1986
                             CLASS I   JANUARY 2, 1997

  SIZE:                      $421.1 MILLION NET ASSETS AS OF FEBRUARY 28, 1999


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH FEBRUARY 28, 1999

CLASS A
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +39.48%        +8.33%       +63.26%      +118.59%        +329.12%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           +8.33%       +17.75%      + 16.93%        + 15.68%
------------------------------------------------------------------------------------------------------------
SEC Results                                  --           +2.10%       +15.45%      + 15.55%        + 15.00%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +38.96%        +7.59%       +60.04%      +110.94%        +315.59%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           +7.59%       +16.97%      + 16.10%        + 15.31%
------------------------------------------------------------------------------------------------------------
SEC Results                                  --           +3.79%       +16.23%      + 15.88%        + 15.31%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +39.60%        +8.66%       +63.55%      +115.62%        +325.06%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           +8.66%       +17.82%      + 16.61%        + 15.57%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS                    22.3%
TECHNOLOGY                                    22.1%
LEISURE                                       16.6%
RETAILING                                     11.4%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES       9.2%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  8.4%                      FRED MEYER, INC.  2.5%
Computer software and systems company      Northwestern U.S. supermarket chain

MCI WORLDCOM, INC.  8.4%                   SEPRACOR, INC.  2.4%
Telecommunications company                 U.S. pharmaceutical company

TYCO INTERNATIONAL LTD.  8.3%              WAL-MART STORES, INC.  2.3%
Security systems, packaging, and           Retail chain
  electronic equipment conglomerate
                                           GLOBAL TELESYSTEMS GROUP, INC.  2.1%
ORACLE CORP.  6.0%                         U.S. operator of telecommunications
Database software developer and              systems in Europe
  manufacturer
                                           QWEST COMMUNICATIONS INTERNATIONAL,
TIME WARNER, INC.  3.1%                      INC.  1.9%
Publishing and entertainment company       Internet data communications company


The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Stocks - 84.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
Financial Institutions - 6.2%
  American International Group, Inc.                                      3,900             $    444,356
  Capital One Financial Corp.                                             6,800                  867,850
  Chase Manhattan Corp.                                                  13,100                1,043,088
  Citigroup, Inc.                                                        79,100                4,647,125
  Donaldson, Lufkin & Jenrette, Inc.                                     87,900                5,010,300
  Equitable Cos., Inc.                                                   47,300                3,195,706
  Morgan Stanley Dean Witter & Co.                                       69,100                6,253,550
  Schwab (Charles) Corp.                                                 62,650                4,671,341
                                                                                            ------------
                                                                                            $ 26,133,316
--------------------------------------------------------------------------------------------------------
Leisure - 23.5%
  AirTouch Communications, Inc.*                                         18,000             $  1,639,125
  CBS Corp.*                                                             61,700                2,275,187
  Century Telephone Enterprises, Inc.                                    65,900                4,069,325
  Clear Channel Communications, Inc.*                                    12,500                  750,000
  Comcast Corp., "A"                                                     96,750                6,863,203
  Covad Communications Group, Inc.*                                      39,700                1,607,850
  Cox Communications, Inc.*                                              28,000                1,981,000
  Entercom Communications Corp.*                                          1,500                   47,063
  Gemstar International Group Ltd.*                                      13,400                  857,600
  Intermedia Communications, Inc.*                                       31,300                  567,313
  Jacor Communications, Inc.*                                            83,400                5,817,150
  Kushner-Locke Co.*                                                     84,500                  786,906
  MCI WorldCom, Inc.*                                                   361,500               29,823,750
  MediaOne Group, Inc.*                                                 117,650                6,411,925
  Navarre Corp.*                                                         37,000                  592,000
  Nextel Communications, Inc.*                                           20,200                  607,262
  Nokia Corp., ADR (Finland)                                             18,699                2,536,052
  NTL Inc.*                                                              49,700                3,861,069
  Qwest Communications International, Inc.*                             112,100                6,887,144
  Sprint Corp.                                                           44,600                3,827,237
  Sprint Corp. (PCS Group)*                                             112,700                3,606,400
  Telefonos de Mexico S.A., ADR (Mexico)                                 25,100                1,435,406
  Telewest Communications PLC (United Kingdom)                          260,100                1,134,786
  Time Warner, Inc.                                                     170,100               10,971,450
  United Pan-Europe Communications (Netherlands)*                         1,300                   48,650
                                                                                            ------------
                                                                                            $ 99,004,853
--------------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 9.1%
  Alkermes, Inc.*                                                         8,300             $    232,919
  Amgen, Inc.*                                                           41,400                5,169,825
  Biogen, Inc.*                                                          59,700                5,738,662
  Boston Scientific Corp.*                                               59,700                1,582,050
  CVS Corp.                                                              25,400                1,346,200
  Genzyme Corp.*                                                         19,500                  877,500
  Guidant Corp.                                                         118,900                6,777,300
  IDEC Pharmaceuticals Corp.*                                             8,400                  363,825
  Immunex Corp.*                                                          3,400                  481,100
  Medtronic, Inc.                                                        36,100                2,549,563
  Rite Aid Corp.                                                         93,700                3,876,837
  Sepracor, Inc.*                                                        67,800                8,458,050
  Transkaryotic Therapies, Inc.*                                          1,500                   43,875
  Waters Corp.*                                                          10,300                  958,544
                                                                                            ------------
                                                                                            $ 38,456,250
--------------------------------------------------------------------------------------------------------
Technology - 24.4%
  ALLTEL Corp.                                                           41,600             $  2,490,800
  Applied Materials, Inc.*                                               22,500                1,251,563
  ARM Holdings PLC (United Kingdom)*                                     50,700                1,945,649
  ARM Holdings PLC, ADR (United Kingdom)*                                12,700                1,466,850
  BMC Software, Inc.*                                                    14,300                  584,513
  CIENA Corp.*                                                           92,200                2,570,075
  Cisco Systems, Inc.*                                                   33,000                3,227,812
  Computer Sciences Corp.                                                22,100                1,472,413
  Compuware Corp.*                                                       11,200                  626,500
  EMC Corp.*                                                             39,750                4,069,406
  Equant N.V. (Netherlands)*                                             32,900                2,368,800
  Global TeleSystems Group, Inc.*                                       133,400                7,403,700
  KLA-Tencor Corp.*                                                       7,500                  388,594
  Linear Technology Corp.                                                14,300                  626,519
  Lucent Technologies, Inc.                                               2,200                  223,438
  Micro Warehouse, Inc.*                                                 28,800                  568,800
  Microsoft Corp.*                                                      199,850               30,002,481
  Novellus Systems, Inc.*                                                10,500                  620,156
  Oracle Corp.*                                                         381,700               21,327,487
  Tele-Communications, Inc. (Liberty Media Group)*                      122,950                6,623,931
  Tele-Communications, Inc. (TCI Group)*                                 51,800                3,253,687
  Telecom Italia Mobile S.p.A. (Italy)                                  394,400                2,660,653
  Telecom Italia S.p.A                                                   25,200                2,658,600
  Tellabs, Inc.*                                                          2,800                  224,175
  Teradyne, Inc.*                                                        30,000                1,428,750
  Xilinx, Inc.*                                                          35,900                2,504,025
                                                                                            ------------
                                                                                            $102,589,377
--------------------------------------------------------------------------------------------------------
Other - 21.3%
  Anheuser-Busch Cos., Inc.                                              22,450             $  1,721,634
  CNF Transportation, Inc.                                               25,000                1,056,250
  Corning, Inc.                                                          39,500                2,113,250
  Dayton Hudson Corp.                                                    27,000                1,689,188
  FDX Corp.*                                                             23,700                2,263,350
  Galileo International, Inc.                                            29,900                1,509,950
  Gap, Inc.                                                              19,500                1,261,406
  Home Depot, Inc.                                                       66,700                3,981,156
  Mannesmann AG (Germany)                                                16,800                2,264,830
  McDonald's Corp.                                                       30,100                2,558,500
  Meyer (Fred), Inc.*                                                   139,000                8,930,750
  Office Depot, Inc.*                                                   121,100                4,321,756
  Outback Steakhouse, Inc.*                                              55,300                2,426,287
  Readers Digest Assn., Inc., "A"                                        45,700                1,553,800
  Seagram Co., Ltd.                                                      32,700                1,516,463
  Staples, Inc.*                                                        219,400                6,451,731
  Starwood Hotels & Resorts*                                             67,200                2,083,200
  Tricon Global Restaurants, Inc.*                                       40,800                2,529,600
  Tyco International Ltd.                                               398,100               29,633,569
  Wal-Mart Stores, Inc.                                                  95,000                8,205,625
  Williams Cos., Inc.                                                    46,500                1,720,500
                                                                                            ------------
                                                                                            $ 89,792,795
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $274,862,648)                                                $355,976,591
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 13.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 3/05/99                      $ 5,540             $  5,537,076
  Federal Home Loan Bank, due 3/08/99                                     5,000                4,995,411
  Federal Home Loan Mortgage Assn., due 3/10/99                          10,000                9,988,150
  Federal National Mortgage Assn., due 3/08/99                           25,000               24,976,988
  General Electric Capital Corp., due 3/01/99                            11,135               11,135,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 56,632,625
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $331,495,273)                                           $412,609,216
Other Assets, Less Liabilities - 2.0%                                                          8,533,126
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $421,142,342
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $331,495,273)           $412,609,216
  Cash                                                                   7,878
  Receivable for Fund shares sold                                      169,536
  Receivable for investments sold                                   23,003,454
  Dividends receivable                                                  42,408
  Other assets                                                          28,713
                                                                  ------------
      Total assets                                                $435,861,205
                                                                  ------------
Liabilities:
  Payable for Fund shares reacquired                              $    325,301
  Payable for investments purchased                                 14,037,044
  Payable to affiliates -
    Management fee                                                      26,160
    Shareholder servicing agent fee                                      3,924
    Distribution and service fee                                       186,300
    Administrative fee                                                     523
  Accrued expenses and other liabilities                               139,611
                                                                  ------------
      Total liabilities                                           $ 14,718,863
                                                                  ------------
Net assets                                                        $421,142,342
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $342,494,309
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    81,112,767
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (526,657)
  Accumulated net investment loss                                   (1,938,077)
                                                                  ------------
      Total                                                       $421,142,342
                                                                  ============
Shares of beneficial interest outstanding                          31,198,987
                                                                   ==========

Class A shares:
  Net asset value per share
    (net assets of $301,135,878 / 22,364,938 shares of
      beneficial interest outstanding)                              $13.46
                                                                    ======
  Offering price per share (100 / 94.25)                            $14.28
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $117,798,699 / 8,670,253 shares of
      beneficial interest outstanding)                              $13.59
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $2,207,765 / 163,796 shares of
      beneficial interest outstanding)                              $13.48
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $    630,194
    Interest                                                            442,614
    Securities lending income                                            57,787
    Foreign taxes withheld                                                 (809)
                                                                   ------------
      Total investment income                                      $  1,129,786
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,469,144
    Trustees' compensation                                               20,655
    Shareholder servicing agent fee                                     220,372
    Distribution and service fee (Class A)                              482,453
    Distribution and service fee (Class B)                              570,029
    Administrative fee                                                   19,506
    Custodian fee                                                        89,904
    Interest expense                                                      2,951
    Printing                                                             21,105
    Postage                                                              39,145
    Auditing fees                                                         2,424
    Legal fees                                                            2,968
    Miscellaneous                                                       111,509
                                                                   ------------
      Total expenses                                               $  3,052,165
    Fees paid indirectly                                                (44,491)
                                                                   ------------
      Net expenses                                                 $  3,007,674
                                                                   ------------
        Net investment loss                                        $ (1,877,888)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $    664,102
    Foreign currency transactions                                        (4,254)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $    659,848
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $127,340,285
    Translation of assets and liabilities in foreign currencies          (1,176)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translations                                               $127,339,109
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency transactions                            $127,998,957
                                                                   ------------
          Increase in net assets from operations                   $126,121,069
                                                                   ============

See notes to financial statements


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                          FEBRUARY 28, 1999                AUGUST 31, 1998
                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (1,877,888)                 $  (4,518,393)
  Net realized gain on investments and foreign currency
    transactions                                                    659,848                     73,767,658
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        127,339,109                   (139,262,543)
                                                               ------------                  -------------
      Increase (decrease) in net assets from operations        $126,121,069                  $ (70,013,278)
                                                               ------------                  -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $(35,737,577)                 $ (52,766,286)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (13,583,022)                   (28,280,294)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (278,421)                      (445,020)
                                                               ------------                  -------------
      Total distributions declared to shareholders             $(49,599,020)                 $ (81,491,600)
                                                               ------------                  -------------
Net increase in net assets from Fund share transactions        $ 17,833,778                  $  30,663,172
                                                               ------------                  -------------
      Total increase (decrease) in net assets                  $ 94,355,827                  $(120,841,706)
Net assets:
  At beginning of period                                        326,786,515                    447,628,221
                                                               ------------                  -------------
  At end of period (including accumulated net investment
    loss of $1,938,077 and $60,189, respectively)              $421,142,342                  $ 326,786,515
                                                               ============                  =============

See notes to financial statements


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                  SIX MONTHS                                                                      NINE MONTHS
                                       ENDED                         YEAR ENDED AUGUST 31,                              ENDED
                                FEBRUARY 28,        -------------------------------------------------------        AUGUST 31,
                                        1999             1998            1997            1996          1995              1994
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                               $11.06           $16.81          $13.16          $15.55        $13.41            $15.50
                                      ------           ------          ------          ------        ------            ------
Income from investment operations# -
  Net investment loss                 $(0.05)          $(0.12)         $(0.13)         $(0.08)       $(0.05)           $(0.03)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                         4.20            (2.49)           5.46            0.58          3.22              0.77
                                      ------           ------          ------          ------        ------            ------
    Total from investment
     operations                       $ 4.15           $(2.61)         $ 5.33          $ 0.50        $ 3.17            $ 0.74
                                      ------           ------          ------          ------        ------            ------
Less distributions declared to
 shareholders from net realized
 gain on investments and
 foreign currency transactions        $(1.75)          $(3.14)         $(1.68)         $(2.89)       $(1.03)           $(2.83)
                                      ------           ------          ------          ------        ------            ------
Net asset value - end of period       $13.46           $11.06          $16.81          $13.16        $15.55            $13.41
                                      ======           ======          ======          ======        ======            ======
Total return(+)                       39.48%++       (18.04)%          43.92%           3.92%        26.12%             5.12%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                           1.37%+           1.38%           1.43%           1.43%         1.46%             1.52%+
  Net investment loss                (0.77)%+         (0.79)%         (0.93)%         (0.56)%       (0.34)%           (0.26)%+
Portfolio turnover                      126%             112%             96%            117%          115%               76%
Net assets at end of period
 (000 omitted)                      $301,136         $227,348        $288,227        $207,504      $178,367          $121,498

  + Annualized.
 ++ Not annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                  SIX MONTHS                                                                      NINE MONTHS
                                       ENDED                         YEAR ENDED AUGUST 31,                              ENDED
                                FEBRUARY 28,        -------------------------------------------------------        AUGUST 31,
                                        1999             1998            1997            1996          1995              1994
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                               $11.08           $16.81          $13.14          $15.46        $13.35            $15.49
                                      ------           ------          ------          ------        ------            ------
Income from investment operations# -
  Net investment loss                 $(0.09)          $(0.22)         $(0.23)         $(0.18)       $(0.14)           $(0.10)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                         4.22            (2.48)           5.47            0.58          3.20              0.75
                                      ------           ------          ------          ------        ------            ------
    Total from investment
      operations                      $ 4.13           $(2.70)         $ 5.24          $ 0.40        $ 3.06            $ 0.65
                                      ------           ------          ------          ------        ------            ------
Less distributions declared to
 shareholders from net realized
 gain on investments and
 foreign currency transactions        $(1.62)          $(3.03)         $(1.57)         $(2.72)       $(0.95)           $(2.79)
                                      ------           ------          ------          ------        ------            ------
Net asset value - end of period       $13.59           $11.08          $16.81          $13.14        $15.46            $13.35
                                      ======           ======          ======          ======        ======            ======
Total return                          38.96%++       (18.52)%          42.95%           3.17%        25.19%             4.47%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                           2.02%+           2.02%           2.11%           2.15%         2.18%             2.26%+
  Net investment loss                (1.42)%+         (1.43)%         (1.60)%         (1.27)%       (1.06)%           (1.01)%+
Portfolio turnover                      126%             112%             96%            117%          115%               76%
Net assets at end of period
 (000 omitted)                      $117,799          $97,682        $157,052        $129,858      $199,773          $214,055

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements


Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998              1997***
                                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                             CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $11.10               $16.86               $13.18
                                                              ------               ------               ------
Income from investment operations# -
  Net investment loss                                         $(0.03)              $(0.07)              $(0.07)
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                            4.21                (2.50)                3.75
                                                              ------               ------               ------
    Total from investment operations                          $ 4.18               $(2.57)              $ 3.68
                                                              ------               ------               ------
Less distributions declared to shareholders from net
 realized gain on investments and foreign currency
 transactions                                                 $(1.80)              $(3.19)              $  --
                                                              ------               ------               ------
Net asset value - end of period                               $13.48               $11.10               $16.86
                                                              ======               ======               ======
Total return                                                  39.60%++           (17.72)%               27.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.02%+               1.02%                1.07%+
  Net investment loss                                        (0.42)%+             (0.44)%              (0.65)%+
Portfolio turnover                                              126%                 112%                  96%
Net assets at end of period (000 omitted)                     $2,208               $1,756               $2,349

*** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September
   1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less) are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,990 for the six months ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,635 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,117 for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,441 for Class B shares for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $330, and $69,727 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                     $  6,043,427    $  7,292,284
                                               ------------    ------------
Investments (non-U.S. government
securities)                                    $473,957,064    $572,634,110
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $331,495,273
                                                               ------------
Gross unrealized appreciation                                  $ 83,248,392
Gross unrealized depreciation                                    (2,134,449)
                                                               ------------
    Net unrealized appreciation                                $ 81,113,943
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------            --------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             5,554,424      $  72,108,742        11,341,138      $  169,332,850
Shares issued to shareholders
  in reinvestment of
  distributions                         2,778,311         33,289,739         3,802,878          48,562,904
Shares reacquired                      (6,520,805)       (84,596,520)      (11,739,350)       (176,573,117)
                                  ---------------   ----------------    --------------   -----------------
    Net increase                        1,811,930      $  20,801,961         3,404,666       $  41,322,637
                                       ==========      =============       ===========       =============
Class B Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------            --------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,111,380      $  14,234,422         2,576,959       $  40,213,735
Shares issued to shareholders
  in reinvestment of
  distributions                         1,072,582         12,978,305         2,100,408          26,970,429
Shares reacquired                      (2,331,526)       (30,231,996)       (5,200,681)        (78,070,802)
                                       ----------      -------------       -----------       -------------
    Net decrease                         (147,564)     $  (3,019,269)         (523,314)      $ (10,886,638)
                                       ==========      =============       ===========       =============
Class I Shares
                                  SIX MONTHS ENDED FEBRUARY 28, 1999            YEAR ENDED AUGUST 31, 1998
                                  ----------------------------------            --------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 3,334      $      40,429             8,446          $  129,553
Shares issued to shareholders
  in reinvestment of
  distributions                            23,260            278,421            34,822             445,020
Shares reacquired                         (21,045)          (267,764)          (24,343)           (347,400)
                                       ----------      -------------       -----------       -------------
    Net increase                            5,549      $      51,086            18,925       $     227,173
                                       ==========      =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $1,453.

(7) Security Lending
The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street Bank provides the Fund with indemnification against borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $19,378,779. These loans were collateralized by U.S. Treasury securities of $19,423,490. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street Bank in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street Bank. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

MFS(R) Managed Sectors Fund

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor; Former           Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,      State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                         INVESTOR INFORMATION
                                                        For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief              call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.; Chairman,       a touch-tone telephone.
Colonial Insurance Company, Ltd.
                                                        For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                      financial adviser or, for an information kit, call
                                                        toll free: 1-800-637-2929 any business day from
Walter E. Robb, III - President and Treasurer,          9 a.m. to 5 p.m. Eastern time (or leave a message
Benchmark Advisors, Inc. (corporate financial           anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                           INVESTOR SERVICE
                                                        MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice                P.O. Box 2281
President, Director, and Secretary, MFS Investment      Boston, MA 02107-9906
Management
                                                        For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief Executive          1-800-225-2606 any business day from
Officer, and Director, MFS Investment Management        8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt - President, Insight Resources,        For service to speech- or hearing-impaired, call
Inc. (acquisition planning specialists)                 toll free: 1-800-637-6576 any business day from
                                                        9 a.m. to 5 p.m. Eastern time. (To use this
Ward Smith - Former Chairman (until 1994), NACCO        service, your phone must be equipped with a
Industries (holding company)                            Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                      For share prices, account balances, and exchanges,
Massachusetts Financial Services Company                call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                     anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DISTRIBUTOR                                             www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Toni Y. Shimura*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) MANAGED SECTORS FUND                                         ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                       MMS-3 4/99 40M 08/208/808